UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2022

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2022, Steven R. Witt, age 52, currently the Senior Director of Accounting and Finance for the pressure cylinders businesses of Worthington Industries, Inc. (the “Registrant”), will become Corporate Controller and the chief accounting officer of the Registrant. Richard G. Welch, who currently serves as the Registrant’s Corporate Controller, and who has served in such capacity for 22 years, will transition to an advisory role beginning on April 12, 2022, and then ultimately retire after the completion of the Registrant’s current fiscal year.

Mr. Witt joined the Registrant’s Steel Processing business in April of 2003 as a Plant Controller and became a Regional Controller in July of 2007. He then served as the Director of Accounting for the Registrant’s Steel Processing business from November of 2009 until he became Director of Accounting and Finance for the Registrant’s pressure cylinders businesses in November of 2014. He served in that position until June of 2019, when he was promoted to Senior Director of Accounting and Finance for the Registrant’s legacy pressure cylinders businesses. Prior to joining the Registrant, Mr. Witt served as controller of General Electric Superabrasives, a manufacturer of industrial products, for three years and spent the 8 years prior to that in public accounting with KPMG LLP.

Mr. Witt has no family relationships with any of the current executive officers or any of the current directors of the Registrant. Neither Mr. Witt nor any of his immediate family members has had (nor does any propose to have) a direct or indirect material interest in any transaction in which the Registrant or any of the Registrant’s subsidiaries was (or is proposed to be) a participant, that would be required to be disclosed under Item 404(a) of SEC Regulation S-K. An amendment will be filed to this Form 8-K when the Registrant has finalized the terms of Mr. Witt’s compensation arrangements in his new position with the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: March 1, 2022	By:	/s/Patrick J. Kennedy
Patrick J. Kennedy, Vice President - General Counsel and Secretary